UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) August 31, 2006 (August 28, 2006)
QUOVADX, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)
7600 E. Orchard Road, Suite 300-S, Greenwood Village, CO 80111
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 488-2019
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Amendment to Employment Agreements:
On August 29, 2006, the Board of Directors (the “Board”) of Quovadx, Inc. (the “Company” or the “Registrant”) approved, effective August 29, 2006, an amendment (the “Amendment”) to the Executive Employment Agreement dated as of October 8, 2004, between the Company and Harvey Wagner, the Company’s President and Chief Executive Officer (the “Wagner Employment Agreement”). The material terms of the Amendment are described below. Capitalized terms used in describing the Amendment are defined in the Wagner Employment Agreement and Amendment.
In addition to the benefits provided to Mr. Wagner under the Wagner Employment Agreement, which are described in the Company’s Proxy Statement on Schedule 14A filed on May 1, 2006, the Amendment provides Mr. Wagner certain additional benefits. Pursuant to the Amendment, if within the three months preceding and twelve months following a Change of Control, Mr. Wagner’s employment is terminated by the Company, without Cause, or Mr. Wagner terminates his employment for Good Reason, Mr. Wagner will receive, in addition to other payments described in the Wagner Employment Agreement, a lump sum payment equal to the amount pro-rated to date of his termination of his Target Bonus for the year in which the termination occurs and outplacement services during the Restricted Period. The Amendment also amends the definition of “Change of Control” by including the consummation of the sale or disposition (or series of sales or dispositions) by the Company of two of the Company’s operating divisions in the definition of Change of Control.
The summary of material terms of the Amendment set forth above is qualified in its entirety by reference to the Amendment, which is attached as Exhibit 10.1. This summary is not intended to be an aggregate description of change of control benefits and payments for Mr. Wagner.
In addition, on August 29, 2006, the Board approved an award to Mr. Wagner of 15,000 fully vested shares of the Company’s common stock pursuant to the Company’s 2006 Equity Incentive Plan (the “2006 EIP”).
On August 28, 2006, the Compensation Committee of the Board (the “Compensation Committee”) approved, effective August 29, 2006, the following amendments to Executive Employment Agreements for Afshin Cangarlu, President, Integration Solutions Division; Cory Isaacson, President, Rogue Wave Software Division; Thomas Zajac, President, Care Science Division; Matthew T. Pullam, EVP, CFO & Treasurer; Linda Wackwitz, EVP, Chief Legal Officer and Secretary and Karen M. Wilcox, VP, Human Resources (together, the “Executive Employment Agreements”). The material terms of the amendments (the “Executive Amendments”) to the Executive Employment Agreements are described below. Capitalized terms used in describing the Executive Amendments are defined in the Executive Employment Agreements and the Executive Amendments.
In addition to the benefits provided to the executives under the Executive Employment Agreements, which are described in the Company’s Proxy Statement on Schedule 14A filed on May 1, 2006, the Executive Amendments provide certain additional benefits. Pursuant to the Executive Amendments, if within three months preceding and twelve months following a Change of Control during the Employment Period, an executive’s employment is terminated by the Company, without Cause, or such executive terminates his or her employment for Good Reason, such executive will receive, in addition to other payments described in the Executive Employment Agreements, a lump sum equal to 100% of his or her Target Bonus for the year in which termination occurs and outplacement services during the Restricted Period. The Executive Amendments also no longer address the acceleration of unvested equity awards, and the acceleration of vesting of such equity awards will be controlled by the plans and award agreements related to such equity awards.

The Executive Amendments also amend the definition of “Change of Control” by including in the definition of Change of Control (i) for Messrs. Cangarlu, Isaacson and Zajac, the sale of the operating division for which each such executive serves as President and (ii) for Mr. Pullam and Mss. Wackwitz and Wilcox, the sale or disposition (or series of sales or dispositions) by the Company of two of the Company’s operating divisions.
Mr. Pullam’s and Ms. Wackwitz’s Executive Employment Agreements were further amended to increase Mr. Pullam’s base salary to $255,000 and Ms. Wackwitz’s base salary to $230,000.
The summary of material terms of the Executive Amendments set forth above is qualified in its entirety by reference to the Executive Amendments for Mr. Pullam, Mr. Cangarlu, Mr. Isaacson, Mr. Zajac, Ms. Wackwitz and Ms. Wilcox are attached as Exhibits 10.2, 10.3, 10.4, 10.5, 10.6 and 10.7, respectively. This summary is not intended to be an aggregate description of change of control benefits and payments for the executives.
Executive Transaction Bonus Plan
In addition, the Compensation Committee on August 28, 2006 and the Board on August 29, 2006 approved an Executive Transaction Bonus Plan in which the Company’s Chief Executive Officer and five other executive officers are eligible to participate, each of whom will be actively involved in the process of exploring strategic alternatives. The Executive Transaction Bonus Plan establishes an award pool which will be allocated among the executives in the event there is a Change in Control transaction (as such term is defined in the 2006 EIP) or sale of an operating division. Awards will be allocated to the executives as set forth in the Executive Transaction Bonus Plan and will be paid no later than 30 days following consummation of a Change in Control transaction or sale of an operating division. The summary of material terms of the Executive Transaction Bonus Plan set forth above is qualified in its entirety by reference to the Executive Transaction Bonus Plan, which is attached as Exhibit 10.8.
Non-Executive Retention and Change in Control Plan
The Compensation Committee also approved a retention and change in control plan for non-executive management (the “Non-Executive Retention and Change in Control Plan”) in which certain key non-executive employees will be eligible for retention bonuses and change in control payments. Each retention bonus will vest in equal portions after nine months and eighteen months from the August 31, 2006 effective date, in each case subject to such participant’s continued employment at such dates. In the event there is a Change in Control Transaction (as defined in the Non-Executive Retention and Change in Control Plan) and a participant’s employment is terminated in connection with the Change in Control Transaction (i) such participant will receive a change in control payment, (ii) any unvested portion of the employee’s retention bonus will vest and (iii) any unvested equity awards will accelerate. The summary of material terms of the Non-Executive Retention and Change in Control Plan set forth above is qualified in its entirety by reference to the Non-Executive Retention and Change in Control Plan, which is attached as Exhibit 10.9.
Item 7.01 Regulation FD Disclosure
On August 31, 2006, the Company issued a press release announcing that it has retained First Albany Capital to act as its exclusive financial advisor to assist the Company in exploring strategic alternatives to realize the Company’s potential and enhance shareholder value. The press release is attached as Exhibit 99.1 to this Form 8-K, the text of which is incorporated herein by reference.
The information in this Item 7.01 of this Form 8-K and the related Exhibit 99.1 is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 7.01 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.
Item 9.01 Financial Statements and Exhibits

Exhibit No.	Exhibit

10.1	Amendment to Employment Agreement between the Company and Harvey A. Wagner, dated as of August 29, 2006
10.2	Amendment to Employment Agreement between the Company and Matthew T. Pullam, dated as of August 29, 2006
10.3	Amendment to Employment Agreement between the Company and Afshin Cangarlu, dated as of August 29, 2006
10.4	Amendment to Employment Agreement between the Company and Cory Isaacson, dated as of August 29, 2006
10.5	Amendment to Employment Agreement between the Company and Thomas Zajac, dated as of August 29, 2006
10.6	Amendment to Employment Agreement between the Company and Linda K. Wackwitz, dated as of August 29, 2006
10.7	Amendment to Employment Agreement between the Company and Karen M. Wilcox, dated as of August 29, 2006
10.8	Executive Transaction Bonus Plan, effective as of August 31, 2006
10.9	Non-Executive Retention and Change in Control Plan, effective as of August 31, 2006
99.1	Press release of the Registrant, dated August 31, 2006

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.
Date: August 31, 2006	/s/ Linda K. Wackwitz
Linda K. Wackwitz
Secretary

EXHIBIT INDEX

Number	Exhibit

10.1	Amendment to Employment Agreement between the Company and Harvey A. Wagner, dated as of August 29, 2006
10.2	Amendment to Employment Agreement between the Company and Matthew T. Pullam, dated as of August 29, 2006
10.3	Amendment to Employment Agreement between the Company and Afshin Cangarlu, dated as of August 29, 2006
10.4	Amendment to Employment Agreement between the Company and Cory Isaacson, dated as of August 29, 2006
10.5	Amendment to Employment Agreement between the Company and Thomas Zajac, dated as of August 29, 2006
10.6	Amendment to Employment Agreement between the Company and Linda K. Wackwitz, dated as of August 29, 2006
10.7	Amendment to Employment Agreement between the Company and Karen M. Wilcox, dated as of August 29, 2006
10.8	Executive Transaction Bonus Plan, effective as of August 31, 2006
10.9	Non-Executive Retention and Change in Control Plan, effective as of August 31, 2006
99.1	Press release of the Registrant, dated August 31, 2006